Exhibit 10.1

FORM OF PRIVATE PLACEMENT PURCHASE AGREEMENT

                     (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (the “Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is acquiring Purchased Notes (as defined below) hereunder, a “Purchaser”), enters into this Private Placement Purchase Agreement (the “Agreement”) with (a) Corsicanto II Designated Activity Company, a designated activity company incorporated under the laws of Ireland (the “Company”) and the wholly owned subsidiary of Amarin Corporation plc, a public limited company incorporated under the laws of England and Wales (the “Guarantor”) and (b) the Guarantor, on January 20, 2017 whereby the Purchaser will purchase (the “Purchase”) the Company’s 3.50% Convertible Senior Notes due 2047, which are guaranteed by the Guarantor (the “Notes”), that will be issued pursuant to the provisions of an Indenture to be dated as of the Closing Date (as defined herein) (the “Indenture”) in the form of Exhibit B hereto by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Purchase of Notes

Subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause the Purchasers to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchasers, the principal amount of the Notes set forth in Exhibit A for the cash purchase price specified in Exhibit A.

The closing of the Purchase (the “Closing”) shall occur on a date (the “Closing Date”) which the parties intend to be January 25, 2017. At the Closing, (a) each Purchaser shall deliver or cause to be delivered to the Company the Purchase Price specified on Exhibit A hereto and (b) upon receipt of the Purchase Price, the Company shall issue to each Purchaser the principal amount of Notes specified on Exhibit A hereto (collectively, the “Purchased Notes”) (or, if there are no Accounts, the Undersigned, as the sole Purchaser, shall deliver to the Company the Purchase Price and upon receipt of the Purchase Price, the Company shall deliver to the Undersigned the Purchased Notes); provided, however, that the parties acknowledge that the delivery of the Purchased Notes to the Purchaser may be delayed due to procedures and mechanics within the system of the Depository Trust Company, Euroclear/CREST, the Irish Stock Exchange plc or the NASDAQ Global Market (“NASDAQ”), or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its reasonable best efforts to effect the issuance of one or more global notes representing the Purchased Notes, (ii) such delay is no longer than five business days, and (iii) interest shall accrue on such Purchased Notes from January 25, 2017. Contemporaneously with or after the Closing, the Company may issue Notes to one or more other investors, subject to the terms of the Indenture. Lazard Frères & Co. LLC (“Lazard”) shall provide instructions to the Undersigned for settlement of the Purchase. The delivery of the Purchased Notes will be effected via DWAC. The Company’s wiring instructions for delivery of the principal amount of Purchased Notes and DWAC settlement instructions will be provided by Lazard post-pricing.

Article II: Covenants, Representations and Warranties of the Purchasers

The Undersigned hereby covenants as follows, and makes the following representations and warranties on its own behalf and, where specified below, on behalf of each Account, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, the Guarantor and Lazard, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. Each of the Undersigned and each Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and the Undersigned has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby, in each case on behalf of itself and each Account. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account and (ii) the principal amount of Purchased Notes to be issued to such Account.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a valid and legally binding obligation of the Undersigned and each Purchaser, enforceable against the Undersigned and each such Purchaser in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or such Purchaser’s organizational documents, (ii) any agreement or instrument to which the Undersigned or such Purchaser is a party or by which the Undersigned or such Purchaser or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or such Purchaser.

Section 2.3 Qualified Institutional Buyer. Each Purchaser is a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.

Section 2.4 No Affiliates. No Purchaser is, or has been at any time during the consecutive three-month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company or the Guarantor.

Section 2.5 Restricted Notes, American Depository Shares and Shares. Each Purchaser (a) acknowledges that the issuance of the Purchased Notes pursuant to the Purchase and the issuance of any American Depository Shares of the Guarantor (the “Conversion ADSs”), each representing one ordinary share, 50 pence par value per share, of the Guarantor (the “Conversion Shares”), upon conversion of any of the Purchased Notes (the Conversion ADSs and the Conversion Shares, together, the “Conversion Securities”) have not been registered or qualified under the Securities Act or any state securities laws, and the Purchased Notes and Conversion Securities are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless they are subsequently registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification is available, and that evidence of the Purchased Notes and Conversion Securities will bear a legend to such effect as specified in the Indenture, and (b) is purchasing the Purchased Notes and Conversion Securities for investment purposes only for the account of such Purchaser and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the Purchased Notes or Conversion Securities in a manner that would violate the registration requirements of the Securities Act. The Undersigned and each Purchaser confirms to the Company and Lazard that it has such knowledge and experience in business matters that the Undersigned and each such Purchaser is capable of evaluating the merits and risks of an investment in the Purchased Notes or the Conversion Securities and of making an informed investment decision and understands that (x) this investment is suitable only for an investor which is able to bear the economic consequences of losing its entire investment and (y) the purchase of the Purchased Notes or the Conversion Securities by the Undersigned and each Purchaser is a speculative investment which involves a high degree of risk of loss of the entire investment.

Section 2.6 No Illegal Transactions. Each of the Undersigned and each Purchaser has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Purchase nor engaged in any transactions in the securities of the Company or the Guarantor (including, without limitation, any Short Sales (as defined below) involving any of the Company’s or the Guarantor’s securities) since the time that the Undersigned was first contacted by any of the Company, the Guarantor, Lazard or any other person regarding the Purchase, this Agreement or an investment in the Purchased Notes or the Company or the Guarantor. Each of the Undersigned and such Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Purchase or engage, directly or indirectly, in any transactions in the securities of the Company or the Guarantor (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed by the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and such Purchaser’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and such Purchaser’s respective internal policies, (a) the terms “Undersigned” and “Purchaser” shall not be deemed to include any employees, subsidiaries, desks, groups or affiliates of the Undersigned or such Purchaser that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Undersigned’s or the Purchaser’s respective legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Purchase), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account, desk or group that was effected without the advice or participation of, or such Account’s, desk’s or group’s receipt of information regarding the Purchase provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. The Undersigned acknowledges and agrees on behalf of itself and each Purchaser that (a) the Undersigned has been furnished with all materials it considers relevant to making an investment decision to enter into the Purchase and has had the opportunity to review the Guarantor’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Undersigned has had a full opportunity to ask questions of the Company and the Guarantor concerning the Company and the Guarantor, respectively, their respective businesses, operations, financial performances, financial conditions and prospects, and the terms and conditions of the Purchase, (c) the Undersigned has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks and consequences involved in the Purchase and to make an informed investment decision with respect to such Purchase, (d) neither the Company nor Lazard is acting as a fiduciary or financial or investment adviser to the Undersigned or such Purchaser, and (e) neither the Undersigned nor such Purchaser is relying, and none of them has relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company, the Guarantor or any of their respective affiliates or representatives including, without limitation, Lazard, except for (i) the publicly available filings and submissions made by the Guarantor with the SEC under the Exchange Act and (ii) the representations and warranties made by the Company and the Guarantor in this Agreement.

Section 2.8 No Public Market. Each Purchaser understands that no public market exists for the Purchased Notes, and that there is no assurance that a public market will ever develop for the Purchased Notes.

Section 2.9 Subsequent Offers and Resales of the Purchased Notes in Ireland. Each Purchaser agrees that:

(a) The Purchased Notes will not be resold or otherwise transferred in Ireland:

(i) otherwise than in conformity with the Prospectus (Directive 2003/71/EC) Regulations 2005 (as amended) of Ireland and any rules issued by the Central Bank of Ireland pursuant to Section 1363 of the Companies Act 2014 of Ireland;

(ii) otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 (Nos. 1 to 3) (as amended), including, without limitation, Regulations 7 and 152 thereof or any codes of conduct used in connection therewith and the provisions of the Investor Compensation Act 1998; and

(iii) otherwise than in conformity with the provisions of the Companies Act 2014 of Ireland (as amended), the Central Bank Acts 1942 to 2015 of Ireland (as amended) and any codes of conduct rules made under Section 117(1) of the Central Bank Act 1989 of Ireland.

(b) No action may otherwise be taken in Ireland in respect of the Purchased Notes, otherwise than in conformity with the provisions of the Market Abuse Regulation (EU 596/2014)) and any rules issued by the Central Bank of Ireland pursuant to Section 1370 of the Companies Act 2014 of Ireland.

Article III: Covenants, Representations and Warranties of the Company and the Guarantor

Each of the Company and, where specified below, the Guarantor, hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Purchasers and Lazard, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. Each of the Company and the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its respective obligations hereunder and thereunder, and to consummate the Purchase contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and the Guarantor and constitutes a valid and legally binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Indenture, substantially in the form of Exhibit B hereto, will have been duly executed and delivered by the Company and the Guarantor and will govern the terms of the Notes, and the Indenture will constitute a valid and legally binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (a) the memorandum and articles of association, the charter, bylaws or other organizational documents of the Company and the Guarantor, (b) any material agreement or instrument to which the Company or the Guarantor is a party or by which the Company or the Guarantor or any of their respective assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company or the Guarantor except in the case of clauses (b) and (c) where such violations, conflicts, breaches or defaults would not affect the Company’s or the Guarantor’s respective businesses or their respective ability to consummate the transactions contemplated hereby in any material respect.

Section 3.3 Validity of the Purchased Notes. The Purchased Notes and the guarantee thereof have been duly authorized by the Company and the Guarantor, respectively, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Purchaser pursuant to the Purchase against delivery of the Purchase Price in accordance with the terms of this Agreement, the Purchased Notes and the guarantee thereof will be valid and legally binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Purchased Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to the Closing). Assuming the accuracy of each Purchaser’s representations and warranties hereunder, the Purchased Notes (a) will be issued in the Purchase exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, and (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Purchased Notes.

Section 3.4 Validity of Underlying American Depository Shares. The Purchased Notes have an exchange feature whereby the Purchased Notes may be exchanged for Conversion ADSs in accordance with the terms of the Indenture. The Guarantor has obtained authority under sections 551 and 570 of the UK Companies Act 2006 to issue the Conversion Shares, free from pre-emption rights or other third party rights and the Conversion ADSs have been duly authorized and reserved by the Guarantor for issuance upon exchange of the Purchased Notes and, when issued upon exchange of the Purchased Notes in accordance with the terms of the Purchased Notes and the Indenture, the Conversion ADSs will be validly issued, fully paid and non-assessable, and the issuance of the Conversion ADSs will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5 Listing Approval. On or within one business day immediately following a conversion date with respect to the Purchased Notes, the Conversion ADSs delivered in connection with such conversion shall be approved for listing on The NASDAQ Global Market, subject to a notice of issuance.

Section 3.6 Disclosure. On or before the first business day following the date of this Agreement, the Guarantor shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Purchase.

Section 3.7 No Litigation. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company and the Guarantor, threatened, against the Company or the Guarantor that would reasonably be expected to impede the consummation of the transactions contemplated hereby.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Purchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Third Party Beneficiaries. This Agreement is also intended for the immediate benefit of Lazard. Lazard may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, each Purchaser and the Company.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:

SIGNED by Michael W. Kalb, for and on behalf of CORSICANTO II DESIGNATED ACTIVITY COMPANY as its duly authorized and lawfully appointed attorney
(in its capacities described in the first paragraph hereof)

By:

Name:

Title:	By:

Name:

Title:

“GUARANTOR”: SIGNED by John F. Thero, Director, Chief Executive Officer and President, for and on behalf of AMARIN CORPORATION PLC

By:

Name:

Title:

Signature Page to Purchase Agreement

Corsicanto II Designated Activity Company 3.50% Convertible Senior Notes due 2047, Guaranteed by Amarin Corporation plc.